UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 29, 2014

GLOBAL FUTURE CITY HOLDING INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-33519 (Commission File Number)	98-0360989 (I.R.S. Employer Identification No.)

26381 Crown Valley Parkway, Suite 230 Mission Viejo, CA 92691 (Address of principal executive offices) (zip code)

(949) 582-5933 (Registrant’s telephone number, including area code) FITT Highway Products, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws

Merger and Plan of Merger

Effective October 29, 2014, FITT Highway Products, Inc. (the “Company”) completed a merger and plan of merger pursuant to Nevada Revised Statute 92A.180 (“NRS Rule”), and amended its Articles of Incorporation with the Nevada Secretary of State to formally change its name from FITT Highway Products, Inc. to Global Future City Holding Inc. (the “Name Change”). Pursuant to the NRS Rule, shareholder approval was not required to effectuate the Name Change. The Company previously announced the proposed Name Change in connection with the Company’s merger with its wholly-owned subsidiary, Global Future City Holding Inc. pursuant to a Current Report on Form 8-K filed on October 21, 2014 which is incorporated by reference herein.

Item 8.01	Other Items

Completion of Merger and Name Change

The Company previously announced in its Current Report on Form 8-K filed on October 21, 2014, that on October 16, 2014, the Board approved an agreement and plan of merger to merge with the Company’s newly formed and wholly-owned subsidiary, Global Future City Holding Inc., a Nevada corporation. The merger resulted in a name change from FITT Highway Products, Inc. to Global Future City Holding Inc. (collectively, the “Merger’). The Company remains the surviving entity.

On October 16, 2014, the Company filed the Articles of Merger with the Nevada Secretary of State to effectuate the Merger and Name Change with an effective date of October 29, 2014.

The foregoing description of the Merger and Name Change is qualified in its entirety by reference to the Merger Agreement which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

OTC Voluntary Ticker Symbol Change & CUSIP Number

In connection with the Name Change, the Company applied to the Financial Industry Regulatory Authority (“FINRA”) to change its ticker symbol from FHWY to FTCY. FINRA approved and granted the Company’s proposed symbol. As a result, the Company’s new ticker symbol is “FTCY” effective October 29, 2014.

In addition to the Company’s new symbol, the Company’s new CUSIP number is: 37954L 101.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

10.1	Merger Agreement and Articles of Merger, with an effective date of October 29, 2014, by and between FITT Highway Products, Inc. and Global Future City Holding Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Global Future City Holding Inc.
a Nevada corporation

Dated: October 29, 2014		/s/ Michael R. Dunn
	By:	Michael R. Dunn
	Its:	Chief Executive Officer

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